SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K
                                   --------


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                        Date of Report: February 10, 2004



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



 NEW JERSEY                             O-422                  22-1114430
 ----------                             -----                  ----------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)



            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)

Middlesex Water Company




Item. 5.          Other Events

Announcement of postponement of the Common Stock offering as outlined in the attached press release.




                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.



                                        MIDDLESEX WATER COMPANY
                                              (Registrant)




                                        /s/Marion F. Reynolds
                                        --------------------
                                        Marion F. Reynolds
                                        Vice President, Secretary and Treasurer


Dated:    February 10, 2004

For More Information:
--------------------

Contact:  Bernadette M. Sohler, Director of Communications   (732) 634-1500

             Middlesex Water Company Postpones Common Stock Offering


     Iselin, NJ - February 10, 2004 - Middlesex Water Company (NASDAQ:MSEX) today announced that it has decided to delay its proposed offering of 700,000 shares of common stock to allow for the filing of its 2003 Annual Report on Form 10-K with the Securities and Exchange Commission (SEC). The Company expects to file its 2003 Form 10-K in early March 2004. The Form 10-K will contain the Company's results of operations for the full year of 2003, which the Company previously announced on February 3, 2004. In addition, there will be a reclassification on the balance sheet for December 31, 2002 to show proceeds from bond offerings used to fund qualified construction projects as non-current assets rather than current assets, as was previously reported in the Company's 2002 Form 10-K. This reclassification will not have an impact on net income or earnings applicable to common stock.

     The Company expects the offering to resume in mid-March following the filing of the Form 10-K.

     Middlesex Water Company, (NASDAQ:MSEX), organized in 1897, is an investor-owned water utility and is engaged in the business of supplying water for domestic, commercial, industrial and fire protection purposes.

     A registration statement relating to the Company's common stock has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction.

     For additional information regarding Middlesex Water Company, visit the Company's website at www.middlesexwater.com or call (732) 634-1500.
                     ----------------------


Forward-looking statements contained in this release are highly dependent upon a variety of important factors which would cause actual results to differ materially from those reflected in such forward looking statements, including among other things, when and whether the Company's registration statement will become effective and whether the Company completes the sale of common stock. When used in this release and documents referenced, the words "believes," "expects," "may," "should," "seeks," or "anticipates," and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. For additional factors, please see the Company's reports filed with the Securities and Exchange Commission.


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